Supplement to Prospectus and Statement of Additional Information

Dated November 1, 2025 as supplemented January 28, 2026 and March 11, 2026

HC Capital Trust

The date of this Supplement is April 8, 2026

On March 30, 2026, Hirtle Callaghan & Co. LLC, the parent company of HC Capital Solutions, the investment adviser of HC Capital Trust (the “Trust”), changed its name to Hirtle & Co., LLC. Accordingly, effective March 30, 2026, the Prospectus and Statement of Additional Information (“SAI”) of the Trust are supplemented as follows:

1. All references in the Prospectus and SAI of the Trust to “Hirtle Callaghan & Co. LLC,” “Hirtle, Callaghan & Co. LLC” or “Hirtle Callaghan and Co., LLC” are replaced by “Hirtle & Co., LLC.”

2. The following replaces the last sentence of the first paragraph on p. 4 of the SAI:

The Interested Trustee, Mr. Trzepacz, was Chief Operating Officer (“COO”) for the Americas for Aberdeen Asset Management prior to joining the Hirtle organization, and has served as COO for companies affiliated with Hirtle & Co., LLC since January, 2018.

The ESG Growth Portfolio, The Catholic SRI Growth Portfolio and The Core Fixed Income Portfolio (the “Portfolios”): Due to a change of control at the parent company of Agincourt Capital Management LLC (“Agincourt”) that closed on March 23, 2026, the existing Portfolio Management Agreements, between HC Capital Trust (the “Trust”) and Agincourt, with respect to each Portfolio, were deemed to be assigned pursuant to the Investment Company Act of 1940, as amended, and such assignment resulted in the automatic termination of each Portfolio Management Agreement. On December 16, 2025, the Board of Trustees of the Trust, on behalf of the Portfolios, approved new Portfolio Management Agreements, engaging Agincourt as a Specialist Manager to manage a portion of the assets of each respective Portfolio, to be effective upon the completion of the change of control. Accordingly, effective March 23, 2026, the Prospectus is supplemented as shown below.

1. The following replaces the first paragraph of the “Agincourt Capital Management, LLC” subsection under the “Specialist Manager Guide” section on page 132 of the Prospectus:

Agincourt Capital Management, LLC (“Agincourt”) serves as the Specialist Manager of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio and The Core Fixed Income Portfolio. Agincourt is an SEC registered investment adviser founded in 1999 by eight investment partners, all formerly investment professionals with Sovran Capital Management. Prior to March 23, 2026, Agincourt was a subsidiary of Guardian Capital Group (“Guardian”), a Canadian public company. On August 25, 2025, Guardian entered into an agreement with Desjardins Global Asset Management Inc. (“DGAM”), an indirect wholly owned subsidiary of Desjardins Group (“Desjardins”). The agreement resulted in Guardian being taken private by DGAM through the purchase of substantially all of Guardian’s shares, other than Guardian shares held by specified shareholders who agreed to exchange certain of their Guardian shares for approximately 10% of DGAM’s shares. Agincourt is headquartered at 200 South 10th Street, suite 800, Richmond, VA 23219. Desjardins is a global financial services firm located at 6300 Boulevard Guillaume-Couture, Levis QC G6V 6P9, Canada. As of June 30, 2025, Agincourt managed assets of $9.5 billion, in fixed income portfolios for a wide range of institutional clients.

The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Portfolios”) (From the Supplement dated March 11, 2026): Effective February 17, 2026, Mr. Mark J. Duffy is no longer an employee and portfolio manager of RhumbLine Advisers Limited Partnership. Accordingly, effective February 17, 2026, the Prospectus is supplemented as shown below.

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1. The following replaces the “Portfolio Managers” paragraph under the “Investment Subadvisers” section of the Prospectus with respect to the Portfolios:

Page 16 – The Institutional U.S. Equity Portfolio; and Page 48 – The Institutional International Equity Portfolio

Alexander Ryer, CFA, Julie Lee, Jeffery Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA, have managed the portion of the Portfolio allocated to RhumbLine since August, 2022.

Page 55 – The Emerging Markets Portfolio

Alexander Ryer, CFA, Julie Lee, Jeffery Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA, have managed the portion of the Portfolio allocated to RhumbLine since December, 2024.

2. The following replaces the third paragraph of the “RhumbLine Advisers Limited Partnership” subsection under the “Specialist Manager Guide” section on page 139 of the Prospectus:

The Portfolio Managers of each of The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio are Alex Ryer, CFA, Julie Lee, Jeff Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA.

3. The ninth paragraph of the “RhumbLine Advisers Limited Partnership” subsection under the “Specialist Manager Guide” section on page 139 of the Prospectus is hereby deleted in its entirety.

The Core Fixed Income Portfolio (the “Portfolio”): On March 10, 2026, the Board of Trustees of the Trust, on behalf of the Portfolio, approved a Portfolio Management Agreement engaging Parametric Portfolio Associates LLC (“Parametric”), a current Specialist Manager to the Portfolio, to manage a portion of the assets of the Portfolio pursuant to Parametric’s existing Liquidity Strategy. Accordingly, effective March 10, 2026, the Prospectus is supplemented as shown below.

1. The disclosure with respect to Parametric under the “Portfolio Managers” subsection of the Prospectus with respect to the Portfolio on page 62 of the Prospectus is hereby deleted and replaced with the following:

Parametric (Liquidity Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2026.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Jennifer Mihara and Gordon Wotherspoon have co-managed the portion of the Portfolio allocated to Parametric’s Targeted Strategy since January, 2026.

2. The disclosure with respect to The Parametric Investment Selection Process in the “Specialist Managers” subsection under the “More Information About Fund Investments and Risks” section with respect to the Portfolio on page 100 of the Prospectus is hereby deleted and replaced with the following:

The Parametric Investment Selection Process:	Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy” and a “Targeted Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other

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benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth in “HC Capital Solutions – Investment Selection Process” shown below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

3. The following replaces “The Core Fixed Income Portfolio” paragraph in the “Specialist Managers” subsection under the “Additional Information” section on page 119 of the Prospectus:

The Core Fixed Income Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 14% Agincourt, 34% Mellon, 0% Parametric Liquidity Strategy, 48% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy and 4% HC Capital Solutions.

4. The following replace the second and third paragraphs of the “Parametric Portfolio Associates LLC” subsection under the “Specialist Manager Guide” section on page 137 of the Prospectus:

For its services to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio related to its Liquidity Strategy, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric's Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term "Combined Liquidity Assets" means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy.

Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2025, Parametric received fees of 0.081% of the average daily net assets for the portion of The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, respectively, allocated to Parametric's Liquidity Strategy. During the fiscal year ended June 30, 2025, Parametric was not allocated assets of either The Catholic SRI Growth Portfolio or The Core Fixed Income Portfolio with respect to the Liquidity Strategy.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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